UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 20, 2022, Adam Noble, the Chief Technology and Innovation Officer of American Water Works Company, Inc. (the “Company”), notified the Company of his intent to resign his employment effective June 10, 2022. Effective as of Mr. Noble’s resignation, Nicholas Santillo Jr., currently serving as Vice President, Digital Infrastructure and Security, will serve as the interim head of the Company’s Innovation and Technology team.

Item 7.01.	Regulation FD Disclosure.

American Water Works Company, Inc. (the “Company”) is furnishing with this Current Report on Form 8-K its May 2022 investor presentation, which covers, among other things, the Company’s first quarter 2022 financial results and an affirmation of its 2022 earnings guidance and long-term financial targets. This investor presentation will be used by the Company’s management team commencing on May 26, 2022 for presentations to and meetings with investors and others.

A copy of the investor presentation has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The investor presentation will also be made available on the Company’s Investor Relations web site at ir.amwater.com.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description

99.1*	American Water Works Company, Inc. May 2022 investor presentation.

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: May 25, 2022	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
President and Chief Executive Officer

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